UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 11, 2014 (March 5, 2014)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Short-Term Incentive Compensation Plan

On March 5, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of Dean Foods Company (the “Company”) established objectives for 2014 short-term incentive payments payable in 2015 to the executive officers and other employees of the Company under the Company’s 2014 Short-Term Incentive Compensation Plan.

Short-term incentive payments for executive officers for 2014 will be paid based on the achievement of Company financial performance objectives and individual performance objectives for each executive officer. The Committee determines the appropriate relative weight for each factor each year. Short-term incentive payments for 2014 will be based on the achievement of Company financial performance objectives for that portion of the target payment tied to financial performance objectives, and the Committee’s assessment of each executive officer’s performance in 2014 against their individual performance objectives for that portion of the target payment tied to individual performance objectives. The payout factor for both the financial performance component and the individual performance component of short-term incentive compensation for each executive officer ranges from zero to 200% of that officer’s target payment, depending on actual performance in 2014 against the financial performance objectives established by the Committee and the officer’s performance rating for 2014, respectively. The performance rating is determined by the achievement of the individual performance objectives established by the Committee. The maximum total payout for any executive officer under the formulas above is 200% of the executive officer’s target incentive opportunity.

The key Company financial performance objective for 2014 is targeted consolidated adjusted operating income. The individual performance objectives include the achievement of strategic goals based on each executive officer’s area of responsibility. The portion of the 2014 Short-Term Incentive Compensation Plan applicable to the Company’s executive officers is attached to this Form 8-K as Exhibit 10.1, and this description is qualified entirely by reference thereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Dean Foods Company 2014 Short-Term Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2014	DEAN FOODS COMPANY

	By:	/s/ Rachel A. Gonzalez
Rachel A. Gonzalez Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Dean Foods Company 2014 Short-Term Incentive Compensation Plan